Exhibit 10.15 (j)

AMENDMENT NO. 9 TO GENERAL PURCHASE AGREEMENT

This Amendment No. 9 to General Purchase Agreement (“Amendment No. 9”) is made and entered into this 27th day of December, 2011 (the “Ninth Amendment Date”), by and between Alcatel-Lucent USA Inc. (formerly known as Lucent Technologies Inc.), a Delaware corporation (“Alcatel-Lucent” or “Seller”) having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and MetroPCS Wireless, Inc., a Delaware corporation (“Customer”), having an office at 2250 Lakeside Boulevard, Richardson, Texas 75082.

RECITALS

WHEREAS, Customer and Seller entered into that certain General Purchase Agreement, effective as of June 6, 2005 (as amended, the “Agreement”);

WHEREAS, Customer and Seller entered into an Amendment No. 1 to the Agreement, dated September 30, 2005 (“Amendment No. 1”); and

WHEREAS, Customer and Seller entered into an Amendment No. 2 to the Agreement, dated November 10, 2005 (“Amendment No. 2”);

WHEREAS, Customer and Seller entered into an Amendment No. 3 to the Agreement, dated December 3, 2007 (“Amendment No. 3”);

WHEREAS, Customer and Seller entered into an Amendment No. 4 to the Agreement, dated March 23, 2011 (“Amendment No. 4”);

WHEREAS, Customer and Seller entered into an Amendment No. 5 to the Agreement, dated June 15, 2011 (“Amendment No. 5”);

WHEREAS, Customer and Seller entered into an Amendment No. 6 to the Agreement, dated September 30, 2011 (“Amendment No. 6”);

WHEREAS, Customer and Seller entered into an Amendment No. 7 to the Agreement, dated October 28, 2011 (“Amendment No. 7”);

WHEREAS, Customer and Seller entered into an Amendment No. 8 to the Agreement, dated November 23, 2011 (“Amendment No. 8”) and together with Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8 and this Amendment No. 9, (the “Amendments”);

WHEREAS, Customer and Seller wish to amend the Agreement by extending the Extension Term of the Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Parties, intending to be legally bound, hereby agree to the foregoing and as follows:

1.    INCORPORATION OF RECITALS; DEFINED TERMS. The foregoing recitals are hereby incorporated into this Amendment No. 9 and made a part hereof. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

2.    AMENDMENTS.

2.1    Section 2.1 of Amendment No. 8, Section 1.2(a) “Initial Term” and Section 1.2(b) “Renewal Terms”. Notwithstanding anything to the contrary under Amendment No. 8 and Section 1.2(a), Initial Term and Section 1.2(b) Renewal Terms of the Agreement, the Parties hereby extend the Extension Term of the Agreement until such time as the Parties execute a new agreement replacing in its entirety the Agreement.

Alcatel-Lucent/ MetroPCS Proprietary Information

3.    MISCELLANEOUS. Except for those provisions of the Agreement which are expressly modified herein, all of the other terms and conditions of the Agreement, including all Attachments thereto, shall remain unmodified. In case of any conflict between the provisions of this Amendment No. 9 and those of the Agreement, the provisions of this Amendment No. 9 will take precedence. This Amendment No. 9 and the non-conflicting terms of the Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous understandings (both written and oral) between Seller and Customer with respect to such subject matter.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 9 to be executed by their duly authorized representatives as of the Ninth Amendment Date.

METROPCS WIRELESS, INC.	ALCATEL-LUCENT USA INC. (formerly known as Lucent Technologies Inc.)
By: /s/ J. Braxton Carter	By: /s/ Matthew Keil
Name: J. Braxton Carter	Name: Matthew Keil
Title: Vice Chairman & CFO	Title: National Sales Director
Date: 12/27/11	Date: 12/27/11

Alcatel-Lucent/ MetroPCS Proprietary Information